                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Davel Communications, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on April 4, 2003 and this amendment on Form 10-K/A-1 for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Company.


Date:   April 30, 2003       /s/ John D. Chichester
      ------------------     -------------------------------------------
                             John D. Chichester, Chief Executive Officer


Date:   April 30, 2003       /s/Donald L. Paliwoda
      ------------------     ---------------------------------------------------
                             Donald L. Paliwoda, Interim Chief Financial Officer



                                       15